LEASES 2 (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014 vessel	Dec. 31, 2013 vessel	Dec. 31, 2012	Dec. 31, 2011
Vessels in Fleet, Fixed Rate Time Charter	0	1
Vessels in Fleet, Index linked Time Charter	3	2
Cost of vessels	$ 915,060	$ 305,581	$ 305,581	$ 657,890
Accumulated depreciation	62,395	42,834	31,755	221,617
Vessels leased to third parties [Member]
Cost of vessels	222,900	216,900
Accumulated depreciation	$ 38,000	$ 28,600